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                                                                    EXHIBIT 10.2

                                 BORROWER NOTE

                                                            Chicago, Illinois
$10,000,000.00                                              June 26, 2001


         Enesco Group, Inc., a Massachusetts corporation (the "Borrower"), promises to pay to the order of LaSalle Bank National Association (the "Lender") the sum of TEN MILLION DOLLARS ($10,000,000.00), or the then aggregate unpaid principal amount of all Loans made by the Lender to the Borrower pursuant to
Article II of the Amended and Restated Senior Revolving Credit Agreement hereinafter referred to (as the same may be amended, modified, supplemented and/or restated from time to time, the "Credit Agreement"), in U.S. Dollars in immediately available funds at the address of the Bank specified in the Credit Agreement (or such other place as may be required under the Credit Agreement), together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Credit Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Loans in full on the Facility Termination Date.

         The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Loan and the date and amount of each principal payment hereunder.

         This Note is a Borrower Note issued pursuant to, and is entitled to the benefits of, the Senior Revolving Credit Agreement, dated as of August 3, 2000 among the Borrower, the Borrowing Subsidiaries from time to time party thereto, and the Bank, as amended and restated in its entirety by the Amended and Restated Senior Revolving Credit Agreement dated as of August 23, 2000, as further amended by a First Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of November 27, 2000, as further amended by a Second Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of November 30, 2000, as further amended by a Third Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of March 23, 2001, as further amended by a Fourth Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of April 6, 2001, and as further amended by a Fifth Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of even date herewith (as the same may be further amended, modified, supplemented and/or restated from time to time), and the Lender pursuant to an Assignment Agreement between the Lender and the Bank dated as of even date herewith, to which Credit Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Credit Agreement.

         This Note shall be governed by the internal laws (and not the law of conflicts) of the State of Illinois, United States of America.


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         This Borrower Note is executed as an instrument under seal as of the date first above written.

                                        ENESCO GROUP, INC.



                                        By:  /s/ Daniel DalleMolle
                                           -------------------------------------
                                        Print Name:  Daniel DalleMolle
                                                    ----------------------------
                                        Title: Chief Executive Officer
                                              ----------------------------------




                                        By:  /s/ Jeffrey W. Lemajeur
                                           -------------------------------------
                                        Print Name:  Jeffrey W. Lemajeur
                                                    ----------------------------
                                        Title: Chief Financial Officer
                                              ----------------------------------